EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

UNITED STATES SUBSIDIARIES

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
6200 Centennial Center Holdco, LLC	Nevada	None
7150 West Sahara Holdco, LLC	Nevada	None
7200 West Sahara Property Holdco II, LLC	Nevada	None
797 Valley Street LLC	New Jersey	None
Ann Arbor-B, LLC	Michigan	BMW of Ann Arbor
Ann Arbor-CC, LLC	Michigan	Suburban Chevrolet Cadillac of Ann Arbor Suburban Chevrolet Cadillac Collision of Ann Arbor Suburban Used Car Outlet
Ann Arbor-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Ann Arbor
Ann Arbor-M, LLC	Michigan	Mercedes-Benz of Ann Arbor
Austin-H, Inc.	Texas	Howdy Honda
Austin-KI, Inc.	Texas	Kia of North Austin
Avondale-N, Inc.	Arizona	Avondale Nissan
Back in Texas Auto Sales, LLC	Delaware	Grapevine Honda
Baierl Auto Parts, LLC	Pennsylvania	None
Baierl Automotive Corporation	Pennsylvania	Baierl Acura
Baierl Chevrolet, Inc.	Pennsylvania	Baierl Chevrolet Baierl Collision Center
Baierl Holding, LLC	Pennsylvania	None
Bellevue-S, LLC	Washington	Michael's Subaru of Bellevue
Bellevue-T, LLC	Washington	Michael's Toyota of Bellevue
Bend-CDJR, LLC	Oregon	Lithia Chrysler Dodge Jeep Ram of Bend
Bend-N, LLC	Oregon	None
Cadillac of Portland Lloyd Center, LLC	Oregon	Cadillac of Portland
Caldwell-Air, LLC	Idaho	Boise Airstream Adventures
Camp Automotive, Inc.	Washington	Camp Chevrolet
Carbone Auto Body, LLC	New York	None
Centennial-Hy, LLC	Nevada	Centennial Hyundai
Chamblee-H, LLC	Georgia	Curry Honda Curry Collision Center II
Chantilly-N, LLC	Virginia	Priority Nissan Chantilly
Chesapeake-A, LLC	Virginia	Priority Acura
Chesapeake-C, LLC	Virginia	Priority Chevrolet Greenbrier Chesapeake Priority Collision Center
Chesapeake-H, LLC	Virginia	Priority Honda Chesapeake
Chesapeake-Hy, LLC	Virginia	Priority Hyundai
Chesapeake-I, LLC	Virginia	Priority Infiniti
Chesapeake-T, LLC	Virginia	Priority Toyota Chesapeake
Clackamas Ultimate Airstreams, LLC	Oregon	Ultimate Airstreams

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Clackamas-Air, LLC	Oregon	Portland Airstream Adventures
Clear Lake-I, Inc.	Texas	Clear Lake Infiniti
Clinton-C, LLC	Michigan	None
Coral Springs-A, LLC	Florida	Audi Coral Springs
Costa Mesa-CJD, Inc.	California	Orange Coast Chrysler Dodge Jeep Ram Fiat
Cranberry Automotive, Inc.	Pennsylvania	Baierl Toyota
Dah Chong Hong CA Trading LLC	Delaware	None
Dah Chong Hong Trading Corporation	New Jersey	None
Dallas-H, Inc.	Texas	John Eagle Honda of Dallas
Dallas-K, Inc.	Texas	Southwest Kia
Dallas-T, Inc.	Texas	John Eagle Sport City Toyota
Daron Motors LLC	New Jersey	DCH Academy Honda
DCH (Oxnard) Inc.	California	DCH Honda of Oxnard
DCH Auto Group (USA) Inc.	Delaware	None
DCH Bloomfield LLC	New Jersey	BMW of Bloomfield
DCH CA LLC	California	None
DCH Calabasas-A, LLC	California	Audi Calabasas
DCH California Investments LLC	California	None
DCH California Motors Inc.	California	DCH Toyota of Oxnard
DCH Del Norte, Inc.	California	None
DCH DMS NJ, LLC	New Jersey	None
DCH Essex Inc.	New Jersey	Audi Millburn Millburn Ave Value Cars
DCH Financial NJ, LLC	New Jersey	None
DCH Freehold LLC	New Jersey	DCH Freehold Toyota
DCH Holdings LLC	Delaware	None
DCH Investments Inc. (New Jersey)	New Jersey	None
DCH Investments Inc. (New York)	New York	None
DCH Korean Imports LLC	California	DCH Kia of Temecula
DCH Mission Valley LLC	California	DCH Honda of Mission Valley
DCH Monmouth LLC	New Jersey	BMW of Freehold
DCH Montclair LLC	New Jersey	DCH Montclair Acura
DCH Motors LLC	New Jersey	DCH Kay Honda
DCH Nanuet LLC	New York	DCH Honda of Nanuet
DCH North America Inc.	Delaware	None
DCH NY Motors LLC	Delaware	DCH Wappingers Falls Toyota
DCH Oxnard 1521 Imports Inc	California	Audi Oxnard
DCH Riverside-S, Inc.	California	DCH Subaru of Riverside
DCH Support Services, LLC	New Jersey	None
DCH Temecula Imports LLC	California	DCH Honda of Temecula

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
DCH Temecula Motors LLC	California	DCH Chrysler Dodge Jeep Ram Fiat of Temecula
DCH Thousand Oaks-F, Inc.	California	DCH Ford of Thousand Oaks
DCH TL Holdings LLC	Delaware	None
DCH TL NY Holdings LLC	Delaware	None
DCH Torrance Imports Inc	California	DCH Toyota of Torrance
Denver Exotics, LLC	Colorado	Ferrari of Denver
Desert-CJD, LLC	Nevada	Desert 215 Superstore
DFC Business Services, LLC	Delaware	None
DFC Funding, LLC	Delaware	None
Doral-A, LLC	Florida	Doral Acura
Doral-G, LLC	Florida	Doral Genesis
Doral-Hy, LLC	Florida	Doral Hyundai
Doral-K, LLC	Florida	Doral Kia
Doral-VW, LLC	Florida	Doral Volkswagen
Driveway & Logistics LLC	Delaware	None
Driveway Finance Corporation	Oregon	None
Driveway Motors, LLC	Delaware	Driveway Driveway Motors
Elk Grove-F, Inc.	California	Elk Grove Ford
Fairfield-Air, Inc.	California	Bay Area Airstream Adventures
Farmington Hills Imports, LLC	Michigan	Audi Farmington Hills Porsche Novi Suburban Mazda of Farmington Hills Suburban Volkswagen of Farmington Hills
Farmington Hills-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Farmington Hills
Farmington Hills-H, LLC	Michigan	Suburban Honda
Farmington Hills-N, LLC	Michigan	Suburban Nissan of Farmington Hills
Farmington Hills-T, LLC	Michigan	Suburban Toyota of Farmington Hills
Ferndale Collision, LLC	Michigan	None
Ferndale-BG, LLC	Michigan	None
Ferndale-F, LLC	Michigan	Suburban Ford of Ferndale
FH Collision, LLC	Michigan	None
FL Doral-S, LLC	Florida	None
Florida City-H, LLC	Florida	Largo Honda
Florida SS, LLC	Florida	None
Fontana-H, Inc.	California	Rock Honda
Fort Worth-CJD, LLC	Texas	Meador Chrysler Dodge Jeep Ram
Frisco-K, Inc.	Texas	Kia of Frisco
Garden City-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Garden City
Greencars, Inc.	Oregon	None
Hampton-H, LLC	Virginia	Priority Honda Hampton

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Hampton-T, LLC	Virginia	None
Henderson-Hy, LLC	Nevada	Henderson Hyundai Superstore
Houston-A, Inc.	Texas	John Eagle Acura
Houston-H, Inc.	Texas	John Eagle Honda of Houston
Houston-I, Inc.	Texas	Southwest Infiniti
Hutchins Eugene Nissan, Inc.	Oregon	Lithia Nissan of Eugene
Hutchins Imported Motors, Inc.	Oregon	Lithia Toyota of Springfield
Jackson-T, LLC	Mississippi	Toyota of Jackson
Katy-H, Inc.	Texas	Katy Honda
Knoxville-CJD, LLC	Tennessee	West Knoxville Chrysler Dodge Jeep Ram
L253, LLC	Hawaii	Honolulu GMC Cadillac
L790, LLC	Nevada	Reno Airstream Adventures
L802, Inc.	Minnesota	None
L814, LLC	Tennessee	None
L815, LLC	Tennessee	Sunrise Buick GMC at Wolfchase
L816, LLC	Tennessee	Sunrise Chevrolet Buick GMC at Collierville
L820, LLC	Florida	Atlantic Coast Honda
L821, LLC	Florida	Atlantic Coast Acura
L822, LLC	Florida	Subaru of Gainesville
L823, LLC	Virginia	Subaru of Sterling
L824 Calibrations, LLC	New Jersey	None
L825, Inc.	California	Elk Grove Subaru
L829, LLC	Tennessee	Mercedes-Benz of Collierville
L830, LLC	Mississippi	Mercedes-Benz of Jackson
L832, LLC	Florida	Acura of Palm Beach
L834, LLC	Florida	Genesis of West Palm Beach West Palm Beach Hyundai
L835, Inc.	California	Porsche Beverly Hills
L836, Inc.	California	Audi Santa Monica
L837, Inc.	California	Anaheim Hyundai
L838, Inc.	California	Garden Grove Hyundai
L839, Inc.	California	Huntington Beach Hyundai
L840, LLC	Georgia	Subaru of Decatur
LA Motors Holding, LLC	California	None
LAD Advertising, Inc.	Oregon	LAD Advertising LAD Printing The Print Shop at the Commons The Print Shop
LAD Carson-N, LLC	California	None
LAD Mission Viejo-JLR, Inc.	California	Land Rover Mission Viejo
LAD Mobu, Inc.	Delaware	None

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
LAD-AU, LLC	California	Audi Downtown LA
LAD-F, Inc.	California	Ford of Downtown LA
LAD-MB, LLC	California	Mercedes-Benz of Los Angeles
LAD-N, LLC	California	Nissan of Downtown LA
LAD-P, LLC	California	Porsche Downtown LA
LAD-T, LLC	California	Toyota of Downtown LA
LAD-V, LLC	California	Volkswagen of Downtown LA
Las Vegas-CJD, LLC	Nevada	Sahara Chrysler Dodge Ram
Las Vegas-G, LLC	Nevada	Genesis of Las Vegas
Las Vegas-Hy, LLC	Nevada	Hyundai of Las Vegas
Las Vegas-J, LLC	Nevada	Jeep Only
Latham Ford-F, LLC	New York	Ford of Latham
Lauderdale-A, LLC	Florida	Audi Fort Lauderdale
LBMP, LLC	Oregon	None
League City-H, Inc.	Texas	Honda of Clear Lake
Lexington-CJD, LLC	Kentucky	Freedom Chrysler Dodge Ram of Lexington Freedom RAM Truck Center of Lexington Freedom Jeep of Lexington
LFKF, LLC	Oregon	Lithia Ford of Klamath Falls
LGPAC, Inc.	Oregon	Lithia's Grants Pass Auto Center
Lithia AcDM, Inc.	Iowa	Acura of Johnston
Lithia Aircraft, Inc.	Oregon	None
Lithia Anchorage-C, LLC	Alaska	Chevrolet of Wasilla
Lithia Anchorage-H, LLC	Alaska	Lithia Hyundai of Anchorage Lithia Kia of Anchorage
Lithia Armory Garage, LLC	Delaware	Armory Chrysler Dodge Jeep Ram Fiat of Albany
Lithia Auction & Recon, LLC	Delaware	Auction & Recon
Lithia Auto Services, Inc.	Oregon	Lithia Body and Paint
Lithia BA Holding, Inc.	Delaware	None
Lithia Baierl-S, LLC	Pennsylvania	Baierl Subaru Baierl Subaru Collision Center
Lithia BNM, Inc.	Oregon	None
Lithia Bryan Texas, Inc.	Texas	Lithia Chrysler Dodge Jeep Ram Fiat of Bryan College Station
Lithia CDH, Inc.	Montana	Lithia Chrysler Dodge Jeep Ram Fiat of Helena
Lithia CIMR, Inc.	California	Lithia Chevrolet of Redding
Lithia CJDO, Inc.	Texas	All American Chrysler Jeep Dodge of Odessa
Lithia CJDSA, Inc.	Texas	All American Autoplex All American Chrysler Dodge Jeep Ram Fiat of San Angelo
Lithia CJDSF, Inc.	New Mexico	Lithia Chrysler Dodge Jeep Ram Fiat of Santa Fe
Lithia CM, Inc.	Texas	All American Chevrolet of Midland All American Collision of Midland

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Lithia CO, Inc.	Texas	All American Chevrolet of Odessa All American Collision
Lithia Community Development Company, Inc.	Oregon	None
Lithia Crater Lake-F, Inc.	Delaware	Crater Lake Ford
Lithia Crater Lake-M, Inc.	Delaware	Crater Lake Mazda
Lithia CSA, Inc.	Texas	All American Chevrolet of San Angelo All American Collision Center of San Angelo
Lithia DE, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat of Eugene
Lithia Des Moines-VW, LLC	Iowa	None
Lithia DM, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat
Lithia DMID, Inc.	Texas	All American Chrysler Dodge Jeep Ram of Midland
Lithia Dodge of Tri-Cities, Inc.	Washington	Lithia Chrysler Dodge Jeep Ram Fiat of Tri-Cities
Lithia Eatontown-F, LLC	New Jersey	DCH Ford of Eatontown
Lithia Financial Corporation	Oregon	Lithia Leasing
Lithia FLCC, LLC	Texas	Access Collision Center Access Ford of Corpus Christi
Lithia Florida Holding, Inc.	Florida	None
Lithia FMF, Inc.	California	Lithia Ford Lincoln of Fresno
Lithia Ford of Boise, Inc.	Idaho	Lithia Body & Paint of Boise Lithia Ford Lincoln of Boise
Lithia Fresno, Inc.	California	Lithia Subaru of Fresno
Lithia Georgia Real Estate, LLC	Georgia	None
Lithia Hamilton-H, LLC	New Jersey	Hamilton Honda
Lithia Hazleton-H, LLC	Pennsylvania	None
Lithia HDM, Inc.	Iowa	Honda of Ames
Lithia HGF, Inc.	Montana	None
Lithia HMID, Inc.	Texas	Lithia Hyundai of Odessa
Lithia HPI, Inc.	Oregon	None
Lithia Idaho Falls-F, Inc.	Delaware	Lithia Body and Paint of Idaho Falls Lithia Ford Idaho Falls
Lithia Imports of Anchorage, Inc.	Alaska	Lithia Anchorage Auto Body
Lithia Insurance Services, LLC	Oregon	None
Lithia JEF, Inc.	California	Lithia Hyundai of Fresno
Lithia Klamath, Inc.	Oregon	Lithia Body and Paint of Klamath Falls Lithia Chrysler Jeep Dodge of Klamath Falls
Lithia Klamath-T, Inc.	Oregon	Lithia Toyota of Klamath Falls
Lithia MBDM, Inc.	Iowa	Mercedes-Benz of Des Moines
Lithia Medford HON, Inc.	Oregon	Lithia Honda
Lithia Michigan Holding, Inc.	Michigan	None
Lithia Middletown-L, LLC	New York	Lexus of Orange County
Lithia Monroeville-F, LLC	Pennsylvania	None
Lithia Moon-S, LLC	Pennsylvania	Driveway Subaru of Moon Township

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Lithia Moon-V, LLC	Pennsylvania	Volkswagen of Moon Township
Lithia Morgantown-CJD, LLC	West Virginia	None
Lithia Morgantown-F, LLC	West Virginia	None
Lithia Morgantown-S, LLC	West Virginia	None
Lithia Motors Support Services, Inc.	Oregon	Lithia’s LAD Travel Service
Lithia Motors, Inc.	Oregon	Dealer Mechanical Services Lithia & Driveway Lithia and Driveway
Lithia MTLM, Inc.	Oregon	Lithia Toyota Lithia's Pre-Owned Outlet
Lithia NA, Inc.	Alaska	BMW of Anchorage MINI of Anchorage
Lithia NC, Inc.	California	Lithia Nissan of Clovis Clovis Used Car Superstore
Lithia ND Acquisition Corp. #1	North Dakota	None
Lithia ND Acquisition Corp. #3	North Dakota	None
Lithia NDM, Inc.	Iowa	Lithia Nissan of Ames
Lithia NE Tech Training, Inc.	New Jersey	None
Lithia NF, Inc.	California	Lithia Nissan of Fresno
Lithia Northeast Real Estate, LLC	New Jersey	None
Lithia Northwest Real Estate, LLC	Oregon	None
Lithia NSA, Inc.	Texas	None
Lithia of Abilene, LLC	Texas	None
Lithia of Anchorage, Inc.	Alaska	Lithia Chrysler Dodge Jeep Ram Fiat of Anchorage Lithia Value Autos
Lithia of Bend #1, LLC	Oregon	Bend Honda
Lithia of Bend #2, LLC	Oregon	Chevrolet of Bend Lithia Body & Paint of Bend
Lithia of Bennington - 3, LLC	Vermont	None
Lithia of Bennington - 4, LLC	Vermont	None
Lithia of Billings II, LLC	Montana	Lithia Toyota of Billings
Lithia of Billings, Inc.	Montana	Lithia Chrysler Jeep Dodge of Billings Lithia Body and Paint of Billings
Lithia of Casper, LLC	Wyoming	Greiner Ford of Casper Greiner Collision Center
Lithia of Corpus Christi, Inc.	Texas	Lithia Chrysler Dodge Jeep Ram of Corpus Christi Lithia Pre-Owned Vehicles
Lithia of Des Moines, Inc.	Iowa	BMW of Des Moines Lithia Body and Paint of Des Moines
Lithia of Eureka, Inc.	California	None
Lithia of Fairbanks, Inc.	Alaska	Chevrolet GMC of Fairbanks
Lithia of Great Falls, Inc.	Montana	Lithia Chrysler Dodge Jeep Ram of Great Falls
Lithia of Helena, Inc.	Montana	Lithia Chevrolet GMC of Helena
Lithia of Honolulu-A, Inc.	Hawaii	Acura of Honolulu
Lithia of Honolulu-F, LLC	Delaware	Honolulu Ford

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Lithia of Honolulu-V, LLC	Hawaii	Honolulu Volkswagen
Lithia of Killeen, LLC	Texas	All American Chevrolet of Killeen
Lithia of Lodi, Inc.	California	None
Lithia of Maui-H, LLC	Hawaii	Island Auto Center Island Honda
Lithia of Missoula II, LLC	Montana	Lithia Toyota of Missoula
Lithia of Missoula III, Inc.	Montana	Lithia Ford of Missoula
Lithia of Missoula, Inc.	Montana	Lithia Chrysler Jeep Dodge of Missoula
Lithia of Pocatello, Inc.	Idaho	Lithia Chrysler Dodge Jeep Ram of Pocatello Lithia Chrysler Jeep Dodge Ram of Pocatello Lithia Dodge Trucks of Pocatello
Lithia of Portland I, LLC	Oregon	None
Lithia of Portland, LLC	Oregon	Buick GMC of Beaverton
Lithia of Robstown, LLC	Delaware	Chrysler Dodge Jeep Ram of Calallen
Lithia of Roseburg, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat of Roseburg Lithia Roseburg Auto Center
Lithia of Santa Rosa, Inc.	California	None
Lithia of Seattle, Inc.	Washington	BMW Seattle
Lithia of South Central AK, Inc.	Alaska	Chevrolet of South Anchorage
Lithia of Spokane II, Inc.	Washington	Lithia Chrysler Dodge Jeep Ram Fiat of Spokane
Lithia of TF, Inc.	Idaho	Lithia Chrysler Dodge Jeep Ram of Twin Falls
Lithia of Troy, LLC	New York	Subaru of Troy
Lithia of Utica-2, LLC	New York	Don's Ford Don's Ford Body Shop
Lithia of Utica-3, LLC	New York	Subaru of Utica
Lithia of Walnut Creek, Inc.	California	Diablo Subaru of Walnut Creek Lithia Pre-Owned Center of Walnut Creek
Lithia of Wasilla, LLC	Alaska	Lithia Chrysler Jeep Dodge Ram of Wasilla
Lithia of Yorkville-2, LLC	New York	Chrysler Dodge Jeep Ram of Utica
Lithia of Yorkville-5, LLC	New York	None
Lithia Orchard Park-H, LLC	Delaware	Ray Laks Honda
Lithia Paramus-M, LLC	New Jersey	Mercedes-Benz of Paramus
Lithia Pittsburgh-S, LLC	Pennsylvania	Subaru of South Hills
Lithia Ramsey-B, LLC	New Jersey	BMW of Ramsey
Lithia Ramsey-L, LLC	New Jersey	Prestige Lexus of Ramsey
Lithia Ramsey-M, LLC	New Jersey	MINI of Ramsey
Lithia Ramsey-T, LLC	New Jersey	Prestige Toyota of Ramsey
Lithia Real Estate, Inc.	Oregon	None
Lithia Reno Sub-HYUN, Inc.	Nevada	Lithia Reno Subaru
Lithia Reno-CJ, LLC	Nevada	Lithia Chrysler Jeep of Reno Lithia Body & Paint
Lithia Reno-VW, LLC	Nevada	Lithia Volkswagen of Reno

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Lithia Rose-FT, Inc.	Oregon	Lithia Ford of Roseburg Lithia Body & Paint of Roseburg
Lithia RV Holdings, Inc.	Oregon	Airstream Adventures
Lithia Salmir, Inc.	Nevada	Lithia Hyundai of Reno
Lithia Sea P, Inc.	California	Porsche Monterey
Lithia Seaside, Inc.	California	BMW of Monterey
Lithia SOC, Inc.	Oregon	Lithia Subaru of Oregon City
Lithia Spokane-B, LLC	Washington	BMW of Spokane
Lithia Spokane-S, LLC	Washington	Subaru of Spokane
Lithia SSP, LLC	Oregon	None
Lithia TA, Inc.	Texas	Lithia Toyota of Abilene
Lithia Tennessee Holding, Inc.	Tennessee	None
Lithia TO, Inc.	Texas	Lithia Toyota of Odessa
Lithia TR, Inc.	California	Lithia Toyota of Redding
Lithia VA Real Estate, LLC	Virginia	None
Lithia VA Sales and Credit, LLC	Virginia	None
Lithia VAuDM, Inc.	Iowa	Audi Des Moines
Lithia Virginia Holding, Inc.	Virginia	None
Lithia Wexford-H, LLC	Pennsylvania	Baierl Honda
LLL Sales Co LLC	California	None
LMBB, LLC	Oregon	Mercedes-Benz of Beaverton
LMBP, LLC	Delaware	Smart Center of Portland Mercedes-Benz of Portland Mercedes-Benz of Vancouver
LMOP, LLC	Oregon	MINI of Portland
Los Angeles-M, Inc.	California	Keyes European
LSTAR, LLC	Oregon	Starbucks at the Commons
Madison-H, Inc.	Wisconsin	Wilde East Towne Honda
MAPO109, Inc.	Minnesota	Porsche St. Paul
Medford Insurance, LLC	Oregon	None
Mesquite-K, Inc.	Texas	Mesquite Kia
Miami Gardens-BG, LLC	Florida	Buick GMC of North Miami
Miami Gardens-G, LLC	Florida	None
Miami Gardens-Hy, LLC	Florida	Hyundai of North Miami
Miami Gardens-M, LLC	Florida	None
Miami Gardens-S, LLC	Florida	Subaru of North Miami
Milton-Air, LLC	Washington	Seattle Airstream Adventures
Mission Hills-H, Inc.	California	Keyes Hyundai of Mission Hills
MNAU109, Inc.	Minnesota	Audi St. Paul
MNAU426, Inc.	Minnesota	Audi Minneapolis
MNBM391, Inc.	Minnesota	BMW of Minnetonka

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
MNFE426, Inc.	Minnesota	Twin Cities Performance
MNGM056, Inc.	Minnesota	None
MNPO426, Inc.	Minnesota	Porsche Minneapolis
MNST433, Inc.	Minnesota	Coon Rapids Chrysler Dodge Jeep Ram
Mobile-S, LLC	Alabama	None
Morgan Hill-Air, Inc.	California	None
New Port Richey-H, LLC	Florida	Hyundai of New Port Richey Hyundai of New Port Richey Certified Used Cars
New Port Richey-Moto, LLC	Florida	Harley-Davidson of New Port Richey
New Port Richey-V, LLC	Florida	Volkswagen of New Port Richey
Newport News-C, LLC	Virginia	None
Norfolk-F, LLC	Virginia	Priority Ford Norfolk Norfolk Priority Collision
Northland Ford, Inc.	Pennsylvania	Baierl Ford
Novi-I, LLC	Michigan	None
Orlando-JLR, LLC	Florida	Land Rover Orlando
PA Real Estate, LLC	Pennsylvania	None
PA Support Services, LLC	Pennsylvania	None
Panama City-Moto, LLC	Florida	Harley-Davidson of Panama City Beach
Paramus World Motors LLC	New Jersey	DCH Paramus Honda
Personalized Marketing, LLC	Oregon	None
Philadelphia-F, LLC	Pennsylvania	None
Phoenix-T, Inc.	Arizona	Bell Road Toyota Bell Road Certified Collision Center
Plymouth-C, LLC	Michigan	Suburban Cadillac of Plymouth Suburban Cadillac Collision of Plymouth
PNA Holding LLC	Delaware	None
Ramsey HoldingCo, Inc.	Iowa	None
Redwood-Hy, LLC	Nevada	ABC Hyundai
RFA Holdings, LLC	Oregon	None
Roanoke-H, LLC	Virginia	Priority Honda Roanoke
Rock Business Services, Inc.	California	None
Rockwall-H, Inc.	Texas	Honda Cars of Rockwall
Rockwall-K, Inc.	Texas	Rockwall Kia
Roseville-C, Inc.	California	None
Roseville-K, Inc.	California	None
Roseville-T, Inc.	California	Roseville Toyota
Round Rock-K, Inc.	Texas	Kia of Round Rock
Sacramento-L, Inc.	California	Lexus of Sacramento Lexus of Roseville
Salem-B, LLC	Oregon	BMW of Salem
Salem-H, LLC	Oregon	Honda of Salem

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Salem-V, LLC	Oregon	Volkswagen of Salem
San Antonio-H, LLC	Texas	Hill Country Honda
San Francisco-B, Inc.	California	BMW of San Francisco MINI of San Francisco
Sanford-CJD, LLC	Florida	Chrysler Dodge Jeep Ram of Seminole County
SCFC Business Services LLC	Delaware	None
Sharlene Realty LLC	New Jersey	DCH Brunswick Toyota
Sherman Oaks-A, Inc.	California	Audi Van Nuys
Sherman Oaks-Ac, Inc.	California	Acura of Sherman Oaks
Sherman Oaks-B, Inc.	California	BMW of Sherman Oaks
Shift Portland, LLC	Oregon	Non
Smyrna-F, LLC	Georgia	Wade Ford Wade Ford (Pre-Owned) Wade Ford (Fleet)
Soteria Captive Insurance Company, Inc.	Arizona	None
Southeast SS, LLC	Tennessee	None
Southwest Realty Holdings Holdco, LLC	Nevada	None
Spokane Valley-Air, LLC	Washington	Spokane Airstream Adventures
Springfield-T, LLC	Virginia	Priority Toyota Springfield
Sterling Heights-F, LLC	Michigan	Suburban Ford of Sterling Heights Suburban Ford Collision of Sterling Heights
Sterling-BM, LLC	Virginia	BMW of Sterling MINI of Sterling
Sterling-RLM, LLC	Virginia	Rolls-Royce Motor Cars Washington Lamborghini Washington McLaren Washington Bugatti Washington
Tampa Bay-Moto, LLC	Florida	Tampa Bay Harley-Davidson
Tampa-F, LLC	Florida	Elder Ford of Tampa Elder Ford Collision Ford of Tampa Tampa Ford
Tampa-H, LLC	Florida	Tampa Honda
Thousand Oaks-S, Inc.	California	DCH Subaru of Thousand Oaks
TN Real Estate, LLC	Tennessee	None
Troy Collision, LLC	Michigan	Suburban Collision of Troy
Troy Exotics, LLC	Michigan	Bentley Troy Lamborghini Troy Maserati of Troy Maserati Troy McLaren Troy Rolls-Royce Motor Cars Michigan
Troy-BG, LLC	Michigan	Suburban Buick GMC of Troy
Troy-C, LLC	Michigan	Suburban Cadillac of Troy
Troy-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram of Troy
Troy-F, LLC	Michigan	Suburban Ford of Troy

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Troy-H, LLC	Michigan	Suburban Hyundai of Troy
Troy-I, LLC	Michigan	None
Troy-JLR, LLC	Michigan	Land Rover Troy
Troy-M, LLC	Michigan	Suburban Mazda of Troy
Troy-N, LLC	Michigan	None
Troy-S, LLC	Michigan	Suburban Subaru of Troy
Troy-T, LLC	Michigan	Suburban Toyota of Troy
Troy-V, LLC	Michigan	Suburban Volvo Cars
Troy-VW, LLC	Michigan	None
Tustin Motors Inc	California	DCH Tustin Acura
Union-H, LLC	New Jersey	Planet Honda Planet Auto Body The Used Car Universe
Union-K, LLC	New Jersey	None
Urbandale-S, LLC	Iowa	Ramsey Subaru of Des Moines Ramsey Mazda
Van Nuys-C, Inc.	California	None
Van Nuys-H, Inc.	California	Keyes Hyundai of Van Nuys
Van Nuys-L, Inc.	California	Keyes Lexus of Valencia Keyes Lexus
Van Nuys-T, Inc.	California	Keyes Toyota
Vienna-MN, LLC	Virginia	None
Washington-F, LLC	Michigan	Suburban Ford of Romeo
Waterford-F, LLC	Michigan	Suburban Ford of Waterford Suburban Ford Collision of Waterford
Waukesha-CJD, Inc.	Wisconsin	Wilde Chrysler Dodge Jeep Ram
Waukesha-H, Inc.	Wisconsin	Wilde Honda
Waukesha-S, Inc.	Wisconsin	Wilde Subaru
Wesley Chapel-C, LLC	Florida	Chevrolet of Wesley Chapel
Wesley Chapel-H, LLC	Florida	Wesley Chapel Honda Wesley Chapel Pre-Owned Super Center
Wesley Chapel-Hy, LLC	Florida	Hyundai of Wesley Chapel
Wesley Chapel-M, LLC	Florida	Mazda of Wesley Chapel
Wesley Chapel-Moto, LLC	Florida	Harley-Davidson of Wesley Chapel
Wesley Chapel-T, LLC	Florida	Wesley Chapel Toyota
West Allis-T, Inc.	Wisconsin	Wilde Toyota
WIFO016, Inc.	Wisconsin	Hudson Ford
Yuba City-CJD, Inc.	California	Lithia Chrysler Dodge Jeep Ram of Yuba City
Zelienople Real Estate I, LP	Pennsylvania	None
Zelienople Real Estate, L.L.C.	Pennsylvania	None
LAD Auto Receivables Holding Trust 2021-1	Delaware	None
LAD Auto Receivables Holding Trust 2022-1	Delaware	None

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
LAD Auto Receivables Holding Trust 2023-1	Delaware	None
LAD Auto Receivables Holding Trust 2023-2	Delaware	None
LAD Auto Receivables Holding Trust 2023-3	Delaware	None
LAD Auto Receivables Holding Trust 2023-4	Delaware	None
LAD Auto Receivables Holding Trust 2024-1	Delaware	None
LAD Auto Receivables Holding Trust 2024-2	Delaware	None
LAD Auto Receivables Holding Trust 2024-3	Delaware	None
LAD Auto Receivables Holding Trust 2025-1	Delaware	None
LAD Auto Receivables Holding Trust 2025-2	Delaware	None
LAD Auto Receivables Holding Trust 2025-3	Delaware	None
LAD Auto Receivables Trust 2021-1	Delaware	None
LAD Auto Receivables Trust 2022-1	Delaware	None
LAD Auto Receivables Trust 2023-1	Delaware	None
LAD Auto Receivables Trust 2023-2	Delaware	None
LAD Auto Receivables Trust 2023-3	Delaware	None
LAD Auto Receivables Trust 2023-4	Delaware	None
LAD Auto Receivables Trust 2024-1	Delaware	None
LAD Auto Receivables Trust 2024-2	Delaware	None
LAD Auto Receivables Trust 2024-3	Delaware	None
LAD Auto Receivables Trust 2025-1	Delaware	None
LAD Auto Receivables Trust 2025-2	Delaware	None
LAD Auto Receivables Trust 2025-3	Delaware	None

CANADA SUBSIDIARIES

Name of Entity	Jurisdiction	Assumed Business Name(s) if different than legal entity name
Autoworks Markham GP, Inc.	Alberta	None
Autoworks Markham, LP	Alberta	Pfaff Autoworks Pfaff Tuning Pfaff Tuning Markham Pfaff Autoworks Markham
Autoworks Woodbridge GP, Inc.	Alberta	None
Autoworks Woodbridge, LP	Alberta	Pfaff Autoworks Pfaff Tuning
Canada-MC GP, Inc.	Alberta	None
Canada-MC, LP	Alberta	None
Guelph-S GP, Inc.	Alberta	None
Guelph-S, LP	Alberta	Pfaff Subaru
L817, Inc.	Ontario	Woodbridge Hyundai Hyundai of Woodbridge Lithia Woodbridge Hyundai Lithia Hyundai of Woodbridge
L841, Inc.	Ontario	Bolton Ford

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Name of Entity	Jurisdiction	Assumed Business Name(s) if different than legal entity name
Lithia Canada Holding Company, Inc.	Alberta	None
Lithia Canada Leasing GP, Inc.	Alberta	Pfaff Leasing
Lithia Canada Leasing, LP	Alberta	Pfaff Leasing
Lithia Canada Real Estate 2, Inc.	Alberta	None
Lithia Canada Real Estate, Inc.	Alberta	None
Lithia Master GP Company, Inc.	Alberta	None
Lithia Master LP Company, LP	Alberta	None
Markham-B GP, Inc.	Alberta	None
Markham-B, LP	Alberta	BMW Markham MINI Markham Markham BMW Markham MINI
Markham-P GP, Inc.	Alberta	None
Markham-P, LP	Alberta	Porsche Centre Markham Centre Markham Porsche
Mississauga-B GP, Inc.	Alberta	None
Mississauga-B, LP	Alberta	Pfaff BMW BMW Mississauga Mississauga BMW
Motus Car Rental GP, Inc.	Alberta	None
Motus Car Rental, LP	Alberta	Motus Car Rental
Newmarket-A GP, Inc.	Alberta	None
Newmarket-A, LP	Alberta	Audi Newmarket H.J. Pfaff Audi Newmarket Audi
Newmarket-V GP, Inc.	Alberta	None
Newmarket-V, LP	Alberta	Volkswagen of Newmarket H.J. Pfaff VW Newmarket Volkswagen
Richmond Hill-H GP, Inc.	Alberta	LiveWire Vaughan Pfaff LiveWire
Richmond Hill-H, LP	Alberta	Pfaff Harley-Davidson Harley Davidson Richmond Hill LiveWire Vaughan Pfaff LiveWire
Thornhill-A GP, Inc.	Alberta	Acura of Thornhill Acura of North Toronto Thornhill Acura
Thornhill-A, LP	Alberta	Acura of Thornhill Acura of North Toronto Thornhill Acura
Thornhill-H GP, Inc.	Ontario	Honda of Thornhill Honda Thornhill Thornhill Honda Sisley for Honda Sisley Honda Thornhill Recon Center Honda North Toronto Honda of North Toronto

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Name of Entity	Jurisdiction	Assumed Business Name(s) if different than legal entity name
Thornhill-H, LP	Ontario	Honda of Thornhill Honda Thornhill Thornhill Honda Sisley for Honda Sisley Honda Thornhill Recon Center Honda North Toronto Honda of North Toronto
Vancouver-MP GP, Inc.	Alberta	McLaren Vancouver Pfaff Reserve
Vancouver-MP, LP	Alberta	McLaren Vancouver Vancouver McLaren Pfaff Reserve
Vaughan-A GP, Inc.	Alberta	Audi Vaughan Pre-Owned
Vaughan-A, LP	Alberta	Pfaff Audi Audi Vaughan Audi Vaughan Pre-Owned Pfaff Audi Pre-Owned
Vaughan-D GP, Inc.	Alberta	Ducati Toronto
Vaughan-D, LP	Alberta	Ducati Toronto
Vaughan-P GP, Inc.	Alberta	None
Vaughan-P, LP	Alberta	Pfaff Porsche Porsche Centre Vaughan Centre Vaughan Porsche Porsche Service Centre Mississauga
Vaughan-S GP, Inc.	Alberta	None
Vaughan-S, LP	Alberta	Singer Vaughan Singer
Woodbridge-MC GP, Inc.	Alberta	None
Woodbridge-MC, LP	Alberta	McLaren Toronto Toronto McLaren Pfaff Reserve
Woodbridge-PA GP, Inc.	Alberta	Pagani Vancouver
Woodbridge-PA, LP	Alberta	Pfaff Pagani Pagani of Toronto Vancouver Pagani Pagani Vancouver Pagani Toronto Pfaff Pagani Toronto Toronto Pagani

UNITED KINGDOM SUBSIDIARIES

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Allens (Plymouth) Limited	England and Wales (UK)	None
Alloy Racing Equipment Limited	England and Wales (UK)	None
Andre Baldet Limited	England and Wales (UK)	None
Arden 2 Limited	England and Wales (UK)	None
Arden Aylesford Limited	England and Wales (UK)	None
Arden Maidstone Limited	England and Wales (UK)	None

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Arden Tunbridge Wells Limited	England and Wales (UK)	None
Arena Auto Limited	England and Wales (UK)	None
Bletchley Motor Company Limited	England and Wales (UK)	None
Bletchley Motor Group Limited	England and Wales (UK)	None
Bramall Contracts Limited	England and Wales (UK)	None
Bramall Quicks Dealerships Limited	England and Wales (UK)	None
Bramall Quicks Limited	England and Wales (UK)	None
Bridgegate Limited	England and Wales (UK)	None
Brightdart Limited	England and Wales (UK)	None
C D Bramall Dealerships Limited	England and Wales (UK)	None
C D Bramall Limited	England and Wales (UK)	None
C D Bramall Motor Group Limited	England and Wales (UK)	None
C.G.S.B. Holdings Limited	England and Wales (UK)	None
Car Store Limited	England and Wales (UK)	None
Car Store.com Limited	England and Wales (UK)	None
Central Motor Company (Leicester) Limited	England and Wales (UK)	None
Charles Sidney Limited	England and Wales (UK)	None
Chatfields Limited	England and Wales (UK)	None
Chatfields-Martin Walter Limited	England and Wales (UK)	None
Deighton Motor Co. Limited (The)	England and Wales (UK)	None
Derwent Vehicles Limited	England and Wales (UK)	None
Dunham & Haines Limited	England and Wales (UK)	None
Ernest W. Hatfield, Limited	England and Wales (UK)	None
Evans Halshaw (Cardiff) Limited	England and Wales (UK)	None
Evans Halshaw (Dormants) Limited	England and Wales (UK)	None
Evans Halshaw (Midlands) Limited	England and Wales (UK)	None
Evans Halshaw Limited	England and Wales (UK)	None
Evans Halshaw Motor Holdings Limited	England and Wales (UK)	None
Evans Halshaw.com Limited	England and Wales (UK)	None
G.E. Harper Limited	England and Wales (UK)	None
Godfrey Davis (Trust) Limited	England and Wales (UK)	None
Godfrey Davis Motor Group Limited	England and Wales (UK)	None
Hatfields Garages Limited	England and Wales (UK)	None
JMG (Scotland) Limited	Scotland (UK)	None
JMG LP	Scotland (UK)	None
JMGUK Pension Trustees Limited	England and Wales (UK)	None
Lancaster Public Limited Company	England and Wales (UK)	None
Lewcan Limited	England and Wales (UK)	None
Lithia UK Holding Limited	England and Wales (UK)	None
Manchester Garages Holdings Limited	England and Wales (UK)	None

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
McLean & Appleton Limited	England and Wales (UK)	None
McLean & Appleton (Holdings) Limited	England and Wales (UK)	None
National Fleet Solutions Limited	England and Wales (UK)	None
Nationwide Motor Contracts Limited	England and Wales (UK)	None
Paramount Cars Limited	England and Wales (UK)	None
Pendragon Automotive Services Limited	England and Wales (UK)	None
Pendragon Finance and Insurance Services Limited	England and Wales (UK)	None
Pendragon General Partner Limited	Scotland (UK)	None
Pendragon Group Pension Trustees Limited	England and Wales (UK)	None
Pendragon Group Services Limited	England and Wales (UK)	None
Pendragon Limited Partner Limited	England and Wales (UK)	None
Pendragon Management Services Limited	England and Wales (UK)	None
Pendragon Motor Group Limited	England and Wales (UK)	None
Pendragon Newco 2 Limited	England and Wales (UK)	None
Pendragon Premier Limited	England and Wales (UK)	None
Pendragon Property Holdings Limited	England and Wales (UK)	None
Pendragon Sabre Limited	England and Wales (UK)	None
Pendragon Scottish Limited Partnership	Scotland (UK)	None
Pendragon Stock Finance Limited	England and Wales (UK)	None
Pendragon Vehicle Management Limited	England and Wales (UK)	None
Petrogate Limited	England and Wales (UK)	None
Petrogate Properties Limited	England and Wales (UK)	None
Pickford Deighton Limited	England and Wales (UK)	None
Plumtree Motor Company Limited	England and Wales (UK)	None
Quicks (1997) Motor Holdings Limited	England and Wales (UK)	None
Quicks Finance Limited	England and Wales (UK)	None
Reg Vardy (Property Management) Limited	England and Wales (UK)	None
Reg Vardy (TMC) Limited	England and Wales (UK)	None
Reg Vardy (TMH) Limited	England and Wales (UK)	None
Reg Vardy Limited	England and Wales (UK)	None
Skipper Group Limited (The)	England and Wales (UK)	None
Skipper of Darlington Limited	England and Wales (UK)	None
Skipper of Wakefield Limited	England and Wales (UK)	None
Stratstone Automotive Limited	England and Wales (UK)	None
Stratstone Cars Limited	England and Wales (UK)	None
Stratstone Limited	England and Wales (UK)	None
Stratstone.com Limited	England and Wales (UK)	None
Stratstone Luxury Vehicles Limited	England and Wales (UK)	None
Stratstone Motors Group UK Limited	England and Wales (UK)	None
Stratstone Motor Holdings Limited	England and Wales (UK)	None

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2025)

Entity Name	Jurisdiction	Assumed Business Name(s) if different from legal entity name
Stratstone Specialist Cars Limited	England and Wales (UK)	None
Stratstone Sports Cars Limited	England and Wales (UK)	None
Stripestar Limited	England and Wales (UK)	None
Suresell Limited	England and Wales (UK)	None
The Car and Van Store Limited	England and Wales (UK)	None
Trust Properties Limited	England and Wales (UK)	None
Victoria (Bavaria) Limited	England and Wales (UK)	None
Warrington Garages Limited	England and Wales (UK)	None
Wayside Trade Parts Limited	England and Wales (UK)	None
Woodseats Motors (Sheffield) Limited	England and Wales (UK)	None